Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alaska Communications Systems Group, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2011 (the “Report”), I, Wayne Graham, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, created by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2011

/s/ Wayne Graham
Wayne Graham
Chief Financial Officer,
Alaska Communications Systems Group, Inc.